Exhibit No. 32.2

Certification Pursuant to 18 U.S.C. 1350,
as adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of American Lorain Corporation (the “Company”) for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jing Wu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2008

/s/ Jing Wu
Jing Wu
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to American Lorain Corporation and will be retained by American Lorain Corporation and furnished to the Securities and Exchange Commission or its staff upon request.